Employee Benefits	12 Months Ended
Dec. 31, 2013
Compensation Related Costs [Abstract]
Employee Benefits

18. Employee Benefits

Our bonus expenses for the Board of Management (including Mr. Nickl and Mr. Meurice) and senior management were as follows:

Year ended December 31 (in thousands)	2013 EUR	2012 EUR	2011 EUR

Bonus expenses	32,698	16,474	15,557

Bonus expenses include an amount of EUR 2.1 million (2012: EUR 1.8 million; 2011: EUR 1.7 million) in relation to the STI cash bonus for our Board of Management, Mr. Nickl and Mr. Meurice.

We have a performance related bonus plan for senior management, who are not members of the Board of Management. Under this plan, the bonus amount is dependent on actual performance against corporate, departmental and personal targets. Within ASML the bonus for members of senior management can range between 0.0 percent and 40.0 percent, or 0.0 percent and 70.0 percent, of their annual salaries, depending upon their seniority. The performance targets are set for each half year. The bonus over the first half of 2013 was paid in the second half of 2013. The bonus over the second half of 2013 is accrued for in the Consolidated Balance Sheets as of December 31, 2013 and is expected to be paid in the first quarter of 2014. As a result of the acquisition of Cymer, we assumed all existing bonus plans eligible to Cymer employees. Within Cymer bonuses can range between 0.0 percent and 150.0 percent, or 0.0 percent and 200.0 percent of the relevant employee’s annual salary, depending upon such employee’s seniority and respective division. The performance targets are set for a whole year. The bonus over 2013 is accrued for in the Consolidated Balance Sheets as of December 31, 2013 and is expected to be paid in the first quarter of 2014.

Our bonus costs under these plans were as follows:

Year ended December 31 (in thousands)	2013 EUR	2012 EUR	2011 EUR

Bonus expenses	30,631	14,588	13,131

The increase in bonus costs in 2013 compared to 2012 is mainly attributable to the acquisition of Cymer.

Profit-sharing Plan

We have a profit-sharing plan covering all European and US non-sales employees who are not members of the Board of Management or senior management. Under the plan, eligible employees receive an annual profit-sharing, based on a percentage of net income relative to sales ranging from 0.0 to 20.0 percent of their annual salary. The profit sharing for the years 2013, 2012 and 2011 was 14.0 percent or EUR 55.9 million, 18.0 percent or EUR 64.5 million and 20.0 percent or EUR 64.0 million, respectively. Our profit is also one of the criteria for the individual variable pay programs for employees in Asia and employees eligible to the sales reward plan which amount to EUR 25.8 million for 2013 (including EUR 2.3 million for the sales reward plan), EUR 24.4 million for 2012 and EUR 23.2 million for 2011.

Share-based Compensation

We have adopted various share (option) plans for our employees. Each year, the Board of Management determines, by category of our personnel, the total available number of stock options and maximum number of shares that can be granted in that year. The determination is subject to the approval of our Supervisory Board. For members of the Board of Management, we have separate share-based payment plans, for details on service and vesting conditions see below. Our current share-based payment plans do not provide cash settlement of options and shares.

The total gross amount of recognized compensation expenses associated with share-based payments (including share-based payments to the Board of Management) was EUR 52.4 million in 2013, EUR 18.7 million in 2012 and EUR 12.4 million in 2011. Compensation expenses in 2013 included EUR 25.2 million relating to incurred post-acquisition expenses for share-based compensation awards exchanged as part of the acquisition of Cymer, see Note 2. Details concerning the share (option) plans which have been adopted by ASML as part of the Cymer acquisition are included in the tables below. The tax benefit recognized related to the recognized share-based compensation costs amounts to EUR 10.7 million in 2013, EUR 0.9 million in 2012 and EUR 0.5 million in 2011.

Total compensation costs related to non-vested awards to be recognized in future periods amount to EUR 78.9 million as per December 31, 2013 (2012: EUR 30.4 million; 2011: EUR 23.3 million). The weighted average period over which these costs are expected to be recognized is calculated at 1.6 years (2012: 2.0 years; 2011: 1.9 years).

Option Plans

Options granted under our stock option plans have fixed exercise prices equal to the closing price of our shares listed at NYSE Euronext Amsterdam or our shares listed at NASDAQ on the applicable grant-dates. Granted stock options generally vest over a three-year period with any unexercised stock options expiring ten years after the grant-date.

We have five different stock option plans:

•	Employee plan
•	Option purchase plan
•	Brion stock option plan
•	Cymer stock option plan
•	Senior management plan (already vested)

The Option purchase plan has no service and vesting conditions. The other plans typically have a three to four year service condition. The fair value of the stock options is determined using a Black-Scholes option valuation model.

The Black-Scholes option valuation of our stock options is based on the following assumptions:

Year ended December 31	2013	2012	2011

Weighted average share price (in EUR)	62.0	40.3	28.0
Volatility (in percentage)	27.0	25.6	37.8
Expected life (in years)	5.6	5.0	4.8
Risk free interest rate	0.8	2.1	2.9
Expected dividend yield (in EUR)	2.00	1.45	1.25
Forfeiture rate[1]	-	-	-

1	As of year end for each of the three years ended December 31, forfeitures are estimated to be nil.

When establishing the expected life assumption we annually take into account the contractual terms of the stock options as well as historical employee exercise behavior.

Other details with respect to stock options are set out in the following table:

	EUR-denominated			USD-denominated
Year ended December 31	2013	2012	2011	2013	2012	2011

Weighted average fair value of stock options granted	14.22	8.97	8.28	21.74	11.87	10.42
Weighted average share price at the exercise date of stock options	59.53	40.45	29.39	77.25	50.88	41.94
Aggregate intrinsic value of stock options exercised (in thousands)	15,924	71,331	30,204	11,086	12,684	11,323
Aggregate remaining contractual term of currently exercisable options (years)	3.09	3.59	2.08	3.12	3.17	1.80
Aggregate intrinsic value of exercisable stock options (in thousands)	37,441	34,438	39,384	22,781	21,882	20,492
Aggregate intrinsic value of outstanding stock options (in thousands)	38,718	35,671	45,141	25,369	22,433	20,791

The number and weighted average exercise prices of stock options as of December 31, 2013, and changes during the year then ended are presented below:

	EUR-denominated		USD-denominated
	Number of options	Weighted average exercise price per ordinary share (EUR)	Number of options		Weighted average exercise price per ordinary share (USD)

Outstanding, January 1, 2013	1,128,162	16.38	494,836		19.06
Granted	28,308	58.35	101,400	[1]	60.86
Exercised	(358,581)	15.12	(178,374)		14.86
Forfeited	(4,234)	20.27	(7,311)		23.81
Expired	(11,353)	10.11	(3,916)		11.33

Outstanding, December 31, 2013	782,302	18.55	406,635		31.31
Exercisable, December 31, 2013	731,452	16.85	325,026		23.61

1	USD-denominated grants include 79,153 options with a weighted average exercise price of USD 53.07 which have been assumed by ASML as part of the acquisition of Cymer.

Details with respect to the stock options outstanding are set out in the following table:

EUR-denominated			USD-denominated
Range of exercise prices (EUR)	Number of outstanding options at December 31, 2013	Weighted average remaining contractual life of outstanding options (years)	Range of exercise prices (USD)	Number of outstanding options at December 31, 2013	Weighted average remaining contractual life of outstanding options (years)

0 -10	-	-	0 - 10	20,560	1.97
10 -15	380,681	2.36	10 - 15	133,117	0.90
15 - 20	185,086	3.11	15 - 20	4,311	4.80
20 - 25	141,192	4.05	20 - 25	80,019	3.92
25 - 40	24,843	7.76	25 - 40	93,456	5.72
40 - 50	25,256	8.80	40 - 50	1,468	7.70
50 - 60	6,156	9.17	50 - 60	9,540	8.71
60 - 70	19,088	9.76	60 - 70	1,383	9.07
70 - 80	-	-	70 - 80	43,993	9.14
80 - 90	-	-	80 - 90	18,788	9.78

Total	782,302	3.46	Total	406,635	4.23

In 2013, 2012 and 2011, only repurchased shares were used to satisfy the option rights upon exercise. For more information with respect to repurchased shares we refer to Note 27.

Share Plans

Shares granted under our share plans include a three to four year service period and for some plans performance conditions. The fair value of shares is determined based on the closing trading price of our shares listed at NYSE Euronext Amsterdam on the grant date.

We have eight different share plans:

•	Employee plan
•	Cymer employee plan
•	Share purchase plan
•	New hire performance share plan
•	Brion performance share plan
•	Cymer performance share plan
•	Senior management performance share plan
•	Board of management performance share plan

The Share purchase plan has no service and vesting conditions. The employee plans only have service conditions. The other plans have service conditions which are similar and have vesting conditions which are based on performance.

Details with respect to shares are set out in the following table:

	EUR-denominated			USD-denominated
Year ended December 31	2013	2012	2011	2013	2012	2011

Total fair value at vesting date of shares vested during the year (in thousands)	38,280	16,179	9,155	51,798	5,392	1,956
Weighted average fair value of shares granted	55.83	36.15	28.09	83.58	47.71	39.00

A summary of the status of conditionally outstanding shares as of December 31, 2013, and changes during the year ended December 31, 2013, is presented below:

	EUR-denominated		USD-denominated
	Number of shares	Weighted average fair value at grant date (EUR)	Number of shares		Weighted average fair value at grant date (USD)

Conditional shares outstanding at January 1, 2013	1,693,610	29.92	249,094		40.71
Granted	548,786	55.83	1,852,320	[1]	83.58
Vested/Issued	(635,753)	26.94	(628,802)		76.12
Forfeited	(62,311)	33.40	(92,292)		78.94

Conditional shares outstanding at December 31, 2013	1,544,332	40.21	1,380,320		79.55

1	USD-denominated grants include 1,634,990 shares with a weighted average fair value of USD 83.94 which have been assumed by ASML as part of the acquisition of Cymer.

Other Plans

Employee Purchase Plan

Every quarter, we offer our worldwide payroll employees the opportunity to buy our shares or our stock options against fair value out of their net salary. The fair value for shares is determined based on the closing price of our shares listed at NYSE Euronext Amsterdam on the grant-date. The fair value of the stock options is determined using a Black-Scholes option valuation model. For the assumptions on which the Black-Scholes option valuation model is used, see the disclosure above under the caption “Option Plans”. The maximum net amount for which employees can participate in the plan amounts to 10.0 percent of gross base salary. When employees retain the shares and/or stock options for a minimum of 12 months, we will pay out a 20.0 percent cash bonus on the net invested amount.

Deferred Compensation Plans

In July 2002, we adopted a non-qualified deferred compensation plan for our United States employees that allows a select group of management or highly compensated employees to defer a portion of their salary, bonus, and commissions. The plan allows us to credit additional amounts to the participants’ account balances. The participants divide their funds among the investments available in the plan. Participants elect to receive their funds in future periods after the earlier of their employment termination or their withdrawal election, at least three years after deferral. There were minor expenses relating to this plan in 2013, 2012 and 2011. Cymer has a similar non-qualified deferred compensation plan for a selected group of management level employees in the United States in which the employee may elect to defer receipt of current compensation from us in order to provide retirement and other benefits on behalf of such employee backed by Cymer owned life insurance policies.

As of December 31, 2013, and 2012, our liability under deferred compensation plans was EUR 23.5 million and EUR 11.8 million, respectively.

Pension Plans

We maintain various pension plans covering substantially all of our employees. Our employees in the Netherlands, 5,525 FTEs, participate in a multi-employer union plan (PME) determined in accordance with the collective bargaining agreements effective for the industry in which we operate. This collective bargaining agreement has no expiration date. This multi-employer union plan covers approximately 1,296 companies and approximately 146,000 contributing members. Our contribution to the multi-employer union plan is less than 5.0 percent of the total contribution to the plan as per the annual report for the year ended December 31, 2012. The plan monitors its risks on a global basis, not by company or employee, and is subject to regulation by Dutch governmental authorities. By law (the Dutch Pension Act), a multi-employer union plan must be monitored against specific criteria, including the coverage ratio of the plan’s assets to its obligations. This coverage ratio must exceed 104.3 percent for the total plan. Every company participating in a Dutch multi-employer union plan contributes a premium calculated as a percentage of its total pensionable salaries, with each company subject to the same percentage contribution rate. The premium can fluctuate yearly based on the coverage ratio of the multi-employer union plan. The pension rights of each employee are based upon the employee’s average salary during employment.

In 2009, because of a low coverage ratio, PME prepared and executed a so-called “Recovery Plan” which was approved by De Nederlandsche Bank. Under the terms of the recovery plan, which terminated at the end of 2013, a minimal coverage percentage of 104.3 percent was required. The coverage percentage of the multi-employer union plan increased to 103.4 percent as of December 31, 2013 (December 31, 2012: 93.9 percent), which is below the requirements as set out in the recovery plan. However we have no obligation whatsoever to pay off any deficits the pension fund may incur, nor have we any claim to any potential surpluses. The coverage percentage is calculated by dividing the funds capital by the total sum of pension liabilities and is based on actual market interest. In 2014 the pension premium percentage will increase from 24.0 to 24.1.

Our net periodic pension cost for this multi-employer union plan for any period is the amount of the required contribution for that period.

We also participate in several defined contribution pension plans, with our expenses for these plans equaling the contributions made in the relevant period.

Our pension and retirement expenses for all employees for the three years ended December 31, 2013, 2012 and 2011 were:

Year ended December 31 (in thousands)	2013 EUR	2012 EUR	2011 EUR

Pension plan based on multi-employer union plan	40,476	34,525	31,819
Pension plans based on defined contribution	19,799	15,773	14,128

Pension and retirement expenses	60,275	50,298	45,947